UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 18, 2011

United States Steel Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-16811	25-1897152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street, Pittsburgh, PA	15219-2800
(Address of principal executive offices)	(Zip Code)

(412) 433-1121
(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

Third Amendment to the Second Amended and Restated Receivables Purchase Agreement

On July 18, 2011, United States Steel Corporation (the “Corporation”) entered into a Third Amendment to the Second Amended and Restated Receivables Purchase Agreement dated as of July 18, 2011 by and among U. S. Steel Receivables LLC, as Seller; the Corporation, as initial Servicer; the persons party thereto as Funding Agents, CP Conduit Purchasers, Committed Purchasers and LC Banks; and The Bank of Nova Scotia, as Collateral Agent (the “Third Amendment”).  The Third Amendment increases the total amount of Commitments from $525,000,000 to $625,000,000 and extends the Commitment Expiry Date to July 18, 2014.

A copy of the Third Amendment is filed herewith as Exhibit 10.1.

Second Amended Credit Agreement

On July 20, 2011, the “Corporation entered into a Second Amended and Restated Credit Agreement dated as of June 12, 2009 and amended and restated as of July 20, 2011 (the “Second Amended Credit Agreement”) with the Lenders party thereto, the LC Issuing Banks party thereto and JPMorgan Chase Bank, N.A. as Administrative Agent and Collateral Agent (the “Agent”).  The Second Amended Credit Agreement amends and restates the Corporation’s prior Amended and Restated Credit Agreement which was dated as of May 11, 2007, and which was amended and restated as of June 12, 2009 (the “Prior Credit Agreement”).

The Second Amended Credit Agreement increases the amount of the facility to $875,000,000 and extends the Termination Date until July 20, 2016. In addition, the Second Amended Credit Agreement may be terminated prior to its scheduled Termination Date in the event that any of the Corporation’s Senior Convertible Notes due May 15, 2014 remain outstanding on February 13, 2014 and the Corporation fails to satisfy the liquidity test set forth in the Second Amended Credit Agreement.

The obligations of the Corporation under the Second Amended Credit Agreement are secured by liens on certain domestic inventory of the Corporation and certain related assets, including receivables and other proceeds.

A copy of the Second Amended Credit Agreement is filed herewith as Exhibit 10.2.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure regarding the transactions described under Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 2.03 by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

10.1
Third Amendment to the Second Amended and Restated Receivables Purchase Agreement, dated as of July 18, 2011 by and among U. S. Steel Receivables LLC, as Seller; United States Steel Corporation, as initial Servicer; the persons party thereto as Funding Agents, CP Conduit Purchasers, Committed Purchasers and LC Banks; and The Bank of Nova Scotia, as Collateral Agent.

10.2
Second Amended and Restated Credit Agreement dated as of June 12, 2009 and amended and restated as of July 20, 2011 among United States Steel Corporation, the Lenders party thereto, the LC Issuing Banks party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By	/s/ Gregory A. Zovko
Gregory A. Zovko
Vice President & Controller

Dated:  July 21, 2011